                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  Confidential, for use of the Commission only
     (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material under Rule 14a-12


                              Ikon Ventures, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.



1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
________________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________

5)   Total fee paid:

________________________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing party:

________________________________________________________________________________
          4)   Date filed:

________________________________________________________________________________


----------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                               IKON VENTURES, INC.
                 Suite 305, Collier House, 163/169 Brompton Road
                                 London SW3 1PY
                                     England

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 16, 2001

To the Shareholders of Ikon Ventures, Inc.

         NOTICE is hereby given that a Special Meeting (the "Meeting") of Shareholders of IKON VENTURES, INC., a Nevada corporation (the "Company"), will be held at the offices of Bryan Cave LLP, 245 Park Avenue, New York, New York, 10167, on February 16, 2001, at 10:00 A.M. for the following purposes:

1. To approve an amendment to the Company's certificate of incorporation effectuating a one for one hundred reverse stock split.

2.       To ratify and approve the 2001 Employee Stock Compensation Plan.

3. To approve amendments to the Company's bylaws to permit (i) shareholders' action in lieu of a formal meeting to be taken by majority consent, and (ii) amendments to the Company's bylaws to be adopted by board consent.

         All of the above matters are more fully described in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on January 26, 2001 as the date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. A list of shareholders entitled to vote at the Meeting will be open to examination by shareholders during ordinary business hours for a period of ten (10) days prior to the Meeting at the executive offices of the Company, Suite 305, Collier House, 163/169, Brompton Road, London SW3 1PY, England. The list will also be available at the Meeting.

                                           By order of the Board of Directors,

                                           Ian Rice
                                           Chairman and Chief Executive Officer

London, England
February 1, 2001

--------------------------------------------------------------------------------
                                    IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.
--------------------------------------------------------------------------------

                               IKON VENTURES, INC.
                 Suite 305, Collier House, 163/169 Brompton Road
                                 London SW3 1PY
                                     England

                           ---------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                           ---------------------------

                                 PROXY STATEMENT

                  Approximate Date of Mailing: February 1, 2001

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Ikon Ventures, Inc. (the "Company") for use at the Special Meeting of Shareholders to be held at the time and place set forth in the foregoing notice and at any adjournments thereof (the "Meeting"). January 26, 2001 has been fixed by the Board as the record date for the determination of shareholders (the "Shareholders") of the Company's common stock, par value $0.001 per share (the "Common Stock"), entitled to notice of, and to vote at, the Meeting. At the close of business on January 26, 2001, there were outstanding and entitled to vote 31,023,000 shares of Common Stock. Proxies in the accompanying form, which are properly executed and duly returned to the Company and not revoked prior to exercise, will be voted in accordance with the instructions contained therein. If a proxy is executed and returned without instructions as to how it is to be voted, such proxy will be voted in favor of all proposals contained in this Proxy Statement. Each proxy granted pursuant to this solicitation is revocable and may be revoked at any time prior to its exercise provided written notice of revocation is received by the Secretary of the Company prior to the Meeting. A Shareholder who attends the Meeting in person may, if he or she wishes, vote by ballot at the Meeting, thereby canceling any proxy previously given by such Shareholder.

         The holders of one-third of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. Any Shareholder present in person or by proxy at the Meeting who abstains from voting on any particular matter described herein will nonetheless be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Meeting and entitled to vote is required for ratification.

         With respect to any of the matters to be voted upon, if the Shareholder abstains from voting or directs his or her proxy to abstain from voting, the shares are considered present at the Meeting for such matter but, since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. With respect to broker non-votes on any such matter, the shares are not considered present at the Meeting for such matter and they are, therefore, not counted in respect of such matter. Such broker non-votes do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

           INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Subject to Shareholders' approval of the Company's 2001 Employee Stock Compensation Plan (as discussed below under Proposal 2), the Company's current officers and directors will be eligible for participation thereunder. To date, no awards have been made to the current officers and directors of the Company under such plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of the date hereof, based on information obtained from the persons named below, with respect to the beneficial ownership of the Common Stock by (i) each director and officer of the Company and (ii) all directors and officers as a group. The number of shares of Common Stock owned are those "beneficially owned" as determined under the rules of the Securities and Exchange Commission, including any shares of Common Stock as to which a person has sole or shared voting or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right. To the Company's knowledge, there are no beneficial owners of 5% or more of the Common Stock. The address for each person is c/o Ikon Ventures, Inc., 163/169 Brompton Road, London SW3 1PY, England.

                                                                Number of                 Percent
Name and Address of Beneficial Owner                            Shares Owned              Owned
------------------------------------                            ------------              -----

Ian Rice                                                         837,900                  2.7%
Stephen Gross                                                   -0-                       --
Kurt Schlapfer                                                  -0-                       --
All Executive Officers and Directors
as a Group (3 persons)..........................                 837,900                  2.7%

                              APPROVAL OF AMENDMENT
                  TO THE COMPANY'S CERTIFICATE OF INCORPORATION
               TO EFFECT A ONE FOR ONE HUNDRED REVERSE STOCK SPLIT
                                  (PROPOSAL 1)

Proposed Amendment

         The Board has approved an amendment (the "Amendment") to Article VI of the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), to effect a one for one hundred reverse stock split (the "Reverse Stock Split"). If the Amendment is approved by the Shareholders, a sentence would be added at the end of Article VI thereof, so that, as amended, said Article shall read in its entirety as follows:

         "Article IV. The Corporation shall have authority to issue an aggregate of One Hundred Million (100,000,000) shares of common voting equity stock of par value one mil ($0.001) per share, and no other class or classes of stock, for a total capitalization of $100,000. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value. Each 100 shares of Common Stock outstanding at 9:00 a.m. on February 19, 2001 shall be deemed to be one share of Common Stock of the Corporation, par value one mil ($0.001) per share."

         As of January 26, 2001, there were 31,023,000 shares of Common Stock outstanding. If the Amendment is approved and assuming no additional issuances, there would be approximately 310,230 shares of Common Stock ("New Common Stock") issued and outstanding upon the filing of the Amendment with the Secretary of State of Nevada (the "Effective Date"). As a result of rounding, the actual number of shares may vary slightly.

Reasons For Amendment

         The Amendment has been recommended by the Board to make the Company more attractive to potential sellers of businesses to be acquired by the Company. The Company does not currently have any operations and its principal activity has been to seek business opportunities. As the Company has no substantial assets, the Board anticipates that it will have to issue shares of common stock in order to acquire a business. If the Amendment is adopted, the Board believes that the Company will have to issue fewer shares of New Common Stock to the sellers of such business and therefore the total number of issued and outstanding shares of New Common Stock after any such acquisition would be reduced to a level more readily acceptable to such sellers. In addition, although the Common Stock is admitted for trading on the OTC Electronic Bulletin Board, there has been no active market for the Common Stock. The Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Stock Split may stimulate interest in the New Common Stock and a market for such shares may develop, although there can be no assurance that any such market will develop. The Company does not have any pending acquisitions and there can be no assurance that a suitable business opportunity will be effected even if the Amendment is adopted.

Principal Effects of The Reverse Stock Split

         Assuming the Amendment is adopted, then upon filing of the Amendment with the Secretary of State of Nevada:

                  1. The Reverse Stock Split will result in each 100 presently issued and outstanding shares of Common Stock being automatically converted into one share of New Common Stock. No further action on the part of any shareholder will be necessary to effect this conversion. Stock certificates representing the Common Stock will automatically be deemed to represent the appropriate number of shares of New Common Stock.

                  2. As a result of the Reverse Stock Split, an active market may develop for the New Common Stock on the OTC Electronic Bulletin Board and the price per share may increase to reflect the reduced number of shares of New Common Stock issued and outstanding. THERE CAN BE NO ASSURANCE THAT AN ACTIVE PUBLIC TRADING MARKET MAY DEVELOP OR THAT THE PRICE PER SHARE MAY INCREASE OR THAT ANY SUCH MARKET OR INCREASE WILL REMAIN FOLLOWING THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT.

                  3. The Reverse Stock Split will not have any effect on the par value of each share of Common Stock which will remain at $0.001 per share.

                  4. Any shareholder who owns other than even increments of 100 shares of Common Stock after the Reverse Split (an "Odd Lot") may incur increased transaction costs, such as brokerage fees, in connection with the sale of such Odd Lot.

                  5. The New Common Stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. The voting rights and other rights that accompany the Common Stock will not be altered by the Amendment. The Reverse Stock Split will not affect any shareholder's proportionate equity ownership of the Company. However, the reduction in the number of outstanding shares caused by the Reverse Stock Split will increase proportionately the Company's reported earnings or loss per share and book value per share.

Exchange of Stock Certificates

         As soon as practicable after the Effective Date, shareholders of record on the Effective Date will be furnished with the necessary materials and instructions for the surrender and exchange of their certificates representing shares of existing Common Stock. One share of New Common Stock will be issued in exchange for 100 presently issued and outstanding shares of Common Stock. Beginning on the Effective Date, each certificate representing shares of the Common Stock, will be deemed for all corporate purposes to evidence ownership of shares of New Common Stock. Accordingly, shareholders may, but need not, surrender and exchange their certificates representing shares of existing Common

Stock. SHAREHOLDERS SHOULD NOT SUBMIT ANY STOCK CERTIFICATES TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT UNTIL REQUESTED TO DO SO. No service charge will be payable by shareholders in connection with the exchange of certificates as all costs will be borne by the Company.

No Fractional Shares; No Reduction to Zero

         No fractional certificates will be issued in connection with the Reverse Stock Split. On the Effective Date, shareholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by 100, will be entitled, in lieu thereof, to receive such number of shares as rounded up to the nearest whole share. Any shareholder who holds less than one hundred shares will be entitled to receive one share.

Dissenters' Rights

         Under the provisions of the applicable Nevada General Corporation Law, shareholders are not provided with dissenters' rights or rights of appraisal in connection with a reverse stock split of any class.

Federal Income Tax Consequences

         A summary of the federal income tax consequences of the Reverse Stock Split is set forth below. The following discussion is based upon present federal tax laws and does not purport to be a complete discussion of the consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Accordingly, shareholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on their own individual tax status. The Reverse Stock Split will be treated as a tax-free recapitalization of the Company and as a tax-free exchange to its shareholders to the extent that shares of presently issued and outstanding Common Stock are exchanged for shares of New Common Stock. The shares of New Common Stock issued to each shareholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by such shareholder immediately prior to the Reverse Stock Split. A shareholder's holding period for shares of New Common Stock will include the holding period for shares of Common Stock exchanged therefore, provided that the shares of Common Stock were capital assets held by such shareholder.

         The Board recommends a vote FOR approval of the proposed amendment to the Articles of Incorporation.

                                   APPROVAL OF
                      2001 EMPLOYEE STOCK COMPENSATION PLAN
                                  (PROPOSAL 2)

         The Board has adopted the 2001 Employee Stock Compensation Plan (the "Plan") subject to approval by the Company's shareholders.

         The Plan is intended to further the growth and advance the best interests of the Company, by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for stock compensation through the award of the Company's Common Stock.

Summary

         The following summary of the Plan is not intended to be complete and is qualified in its entirety by reference to the Plan itself, a copy of which is attached hereto as Exhibit A.

         The Board of Directors may appoint a Compensation Committee of the Board of Directors (the "Committee") to administer the Plan. In the absence of such appointment, the Board of Directors will be responsible for the administration of this Plan. The Committee will have sole power to award Common Shares under the Plan. The determination of those eligible to receive an award of Plan Shares shall rest in the sole discretion of the Committee, subject to the provisions of the Plan. Awards of shares under the Plan may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an employee.

Shares Subject to the Plan

         The maximum number of shares which may be awarded under the Plan is 5,000,000. This number has already been adjusted for the Reverse Stock Split. However, no award may be issued that would bring the total of all outstanding awards under the Plan to more than 20% of the total number of shares of Common Stock of the Company at the time outstanding.

Persons Eligible to Receive Awards

         Awards may generally be granted to (i) executive officers, officers and directors (including advisory and other special directors) of the Company; (ii) full-time and part-time employees of the Company; (iii) natural persons engaged by the Company as a consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company.

Grants or Awards of Shares

         Generally, the Committee has complete discretion to determine when and to which employees shares are to be granted, and the number of shares to be awarded to each employee. Grants to employees may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law. Shares awarded other than for services rendered may not be sold at less than the fair value of the Common Stock on the date of grant.

Federal Income Tax Consequences

         A summary of the federal income tax consequences of receiving shares under the Plan is set forth below. The following discussion is based upon present federal tax laws and does not purport to be a complete discussion of the consequences of receiving of shares under the Plan. Any specific questions which a recipient may have concerning the tax consequences should therefore be referred to his individual tax advisers.

         A recipient will realize compensation income in an amount equal to the fair market value of the shares received less any amount paid for such stock upon the earlier of (a) the time when the recipient's rights with respect to such stock are no longer subject to a substantial risk of forfeiture, or (b) the stock is transferable by the recipient, unless the recipient otherwise elects pursuant to a special election provided in Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Dividends paid to the recipient during a period of restriction will be taxable as compensation income unless the election referred to in the preceding sentence has been made. The Company will be entitled to a deduction under the Code and equal to the amount of compensation income that is realized by the recipient provided applicable withholding requirements are met.

Withholding of Taxes

         The Company may require that the employee pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of granting shares under the Plan, in such amount as the Company in its discretion may determine. In lieu of part or all of any such payment, the employee may elect to have the Company withhold from the shares issued under the Plan a sufficient number of shares to satisfy such withholding obligations. If the Company becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of shares under the Plan, and the employee fails to provide the Company with the funds with which to pay that withholding tax, the Company may withhold up to 50% of each payment of salary or bonus to the employee (which will be in addition to any required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay in respect of the award of shares under the Plan.

Plan Termination Date

         The Plan will terminate on the tenth anniversary of its effective date, unless terminated earlier by the Board of Directors or unless extended by the Board of Directors, after which time no incentive award grants may be authorized under the Plan.

Amendment of the Plan

         The Committee has absolute discretion to amend the Plan. However, the Committee has no authority to extend the term of the Plan, to increase the number of shares subject to award under the Plan or to amend the definition of "Employee" under the Plan.

                              AMENDMENTS TO BYLAWS
                                  (PROPOSAL 3)

         The Board has resolved to amend the bylaws of the Company.

         If approved by the Shareholders, Article II.8 of the Company's bylaws will be amended as follows:

                  "8.      Written Consent of Shareholders Without a Meeting

                  Whenever the shareholders are required or permitted to take any action by vote, such action may be taken without a meeting, without prior notice and without a vote, if a written consent, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting called for such purpose."

         If approved by the Shareholders, Article VII.7 of the Company's bylaws will be amended as follows:

                  "7.      Amendments

                  These by-laws may be altered, amended, supplemented or repealed or new by-laws may be adopted (a) at any regular or special meeting of shareholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares entitled to vote, provided notice of the proposed alteration, amendment or repeal be contained in the notice of such meeting, or (b) by a resolution adopted by a majority of the whole board of directors at any regular or special meeting of the board. The shareholders shall have authority to change or repeal any by-laws adopted by the directors."

Reasons for the Amendments

Shareholders' Action by Majority Consent

         The Company's current bylaws provide that a shareholders' consent in lieu of a meeting must be unanimous. Nevada law permits shareholders' action in lieu of a meeting to be taken by majority consent. The Company believes that the ability to adopt a shareholders' action by majority consent as permitted by Nevada law will facilitate decision making within the Company, especially with respect to those actions that require a rapid response by the Company's shareholders. The Company believes that the obligation to call a shareholders' meeting to approve certain corporate actions for which such shareholders' approval is required and for which it has procured the requisite number of votes will complicate the corporate decision making process.

         The Company's securities are registered under the Securities Exchange Act of 1934. Therefore, in the event of a shareholders' consent in lieu of a meeting, in accordance with the rules and regulations of the Securities and Exchange Commission, it will be required to distribute to all shareholders an information statement that sets forth in detail the action for which shareholders' approval was obtained and the reason for the action taken. Such information statement is virtually identical to a proxy statement, except that it does not contain a solicitation of proxies. As a result, the shareholders of the Company will at all times be kept informed as to any significant shareholders' actions, whether or not their vote was solicited in connection with such actions.

Amendments of the Bylaws by the Board of Directors

         The Company's current bylaws provide that the bylaws may be amended by shareholders' vote only. Nevada law permits amendment of a corporation's bylaws by simple resolution of its board directors without the necessity of a shareholders' vote. The Company believes that the ability to amend the bylaws by a simple vote of the Board as permitted by Nevada law will enhance the Company's decision making process. It will enable the Company to respond rapidly to corporate law developments that may have an effect on the Company's internal management structure without having to seek a shareholders' vote. This is especially appropriate when the amendment sought does not impact directly on the rights of the Company's Shareholders.

         The Company's bylaws, as amended, will contain a provision that permits an amendment to the bylaws to be adopted by shareholders' vote. Any such vote would override a vote of the Board.

         The Board recommends a vote FOR the amendments to the Company's bylaws.

                                 OTHER BUSINESS

         Management does not know of any other matters to be presented at the Meeting for action by the Shareholders. If any other matters requiring a vote of the Shareholders arise at the Meeting or any adjournment thereof, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies

                    SOLICITATION AND EXPENSES OF SOLICITATION

         Officers and employees of the Company may solicit proxies by personal interview, mail, telegraph and telephone. No compensation will be paid by the Company to any person in connection with the solicitation of proxies. Brokers, bankers and other nominees will be reimbursed for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's stock. The cost of preparing this Proxy Statement and all other costs in connection with solicitation of proxies for the Meeting are being borne by the Company.

         Even if you plan to attend the Meeting in person, please sign, date and return the enclosed proxy promptly. If you attend the Meeting, your proxy can be voided at your request and you may vote in person if you choose. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

                                           By order of the Board of Directors,



                                           Ian Rice
                                           Chairman and Chief Executive Officer

February 1, 2001

                                                                       EXHIBIT A

                               IKON VENTURES, INC.

                      2001 EMPLOYEE STOCK COMPENSATION PLAN

Purpose of the Plan.

                  This 2001 Employee Stock Compensation Plan ("Plan") is intended to further the growth and advance the best interests of IKON VENTURES, INC., a Nevada corporation (the "Company"), and Affiliated Corporations, by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and Affiliate Corporations. This Plan provides for stock compensation through the award of the Company's Common Stock.

Definitions.

                  Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth in this section:

         "Act" means the U.S. Securities Act of 1933, as amended.

         "Affiliated Corporation" means any Parent or Subsidiary of the Company.

         "Award" or "grant" means any grant or sale of Common Stock made under this Plan.

         "Board of Directors" means the Board of Directors of the Company. The term "Committee" is defined in Section 4 of this Plan.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" or "Common Shares" means the common stock, $.001 par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

         "Date of Grant" means the day the Committee authorizes the grant of Common Stock or such later date as may be specified by the Committee as the date a particular award will become effective.

         "Employee" means and includes the following persons: (i) executive officers, officers and directors (including advisory and other special directors) of the Company or an Affiliated Corporation; (ii) full-time and part-time employees of the Company or an Affiliated Corporation; (iii) natural persons engaged by the Company or an Affiliated Corporation as a consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company or an Affiliated Corporation.

         "Parent" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

         "Participant" means an Employee to whom an Award of Plan Shares has been made.

         "Plan Shares" means shares of Common Stock from time to time subject to this Plan.

         "Subsidiary" means a corporation more than 50% of whose total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

Effective Date of the Plan.

                  The effective date of this Plan is __________, 2001. No Plan Shares may be issued after ____________, 2011.

Administration of the Plan.

                  The Compensation Committee of the Board of Directors ("Committee"), and in default of the appointment or continued existence of such Committee the Board of Directors, will be responsible for the administration of this Plan, and will have sole power to award Common Shares under this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive an award of Plan Shares shall rest in the sole discretion of the Committee, subject to the provisions of this Plan. Awards of Plan Shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an Employee as herein provided. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of this Plan shall be final and conclusive.

Stock Subject to the Plan.

                  The maximum number of Plan Shares which may be awarded under this Plan is 5,000,000 shares. However, no award may be issued that would bring the total of all outstanding Plan Shares under the Plan to more than 20% of the total number of shares of Common Stock of the Company at the time outstanding.

Persons Eligible to Receive Awards.

                  Awards may be granted only to Employees (as herein defined).

Grants or Awards of Plan Shares.

                  Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Plan Shares are to be granted, and the number of Plan Shares to be awarded to each Employee. A grant to an Employee may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law; Plan Shares awarded other than for services rendered shall be sold at not less than the fair value thereof on the date of grant. No grant will be made if, in the judgment of the Committee, such a grant would constitute a public distribution with the meaning of the Act or the rules and regulations promulgated thereunder.

Delivery of Stock Certificates.

                  As promptly as practicable after authorizing an award of Plan Shares, the Company shall deliver to the person who is the recipient of the award, a certificate or certificates registered in that person's name, representing the number of Plan Shares that were granted. Unless the Plan Shares have been registered under the Act, each certificate evidencing Plan Shares shall bear a legend to indicate that such shares represented by the certificate were issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act. In the absence of registration under the Act, any person awarded Plan Shares may be required to execute and deliver to the Company an investment letter, satisfactory in form and substance to the Company, prior to issuance and delivery of the shares. An award may be made under this Plan wherein the Plan Shares may be issued only after registration under the Act.

Assignability.

                  An award of Plan Shares may not be assigned. Plan Shares themselves may be assigned only after such shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of award.

Employment Not Conferred.

                  Nothing in this Plan or in the award of Plan Shares shall confer upon any Employee the right to continue in the employ of the Company or Affiliated Corporation nor shall it interfere with or restrict in any way the lawful rights of the Company or any Affiliated Corporation to discharge any Employee at any time for any reason whatsoever, with or without cause.

Laws and Regulations.

                  The obligation of the Company to issue and deliver Plan Shares following an award under this Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate the Act or any other applicable laws, rules or regulations.

Withholding of Taxes.

                  If subject to withholding tax, the Company or any Affiliated Corporation may require that the Employee concurrently pay to the Company the entire amount or a portion of any taxes which the Company or Affiliated Corporation is required to withhold by reason of granting Plan Shares, in such amount as the Company or Affiliated Corporation in its discretion may determine. In lieu of part or all of any such payment, the Employee may elect to have the Company or Affiliated Corporation withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy withholding obligations. If the Company or Affiliated Corporation becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of Plan Shares, and the Employee fails to provide the Company or Affiliated Corporation with the funds with which to pay that withholding tax, the Company or Affiliated Corporation may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any required or permitted withholding), until the Company or Affiliated Corporation has been reimbursed for the entire withholding tax it was required to pay in respect of the award of Plan Shares.

Reservation of Shares.

                  The stock subject to this Plan shall, at all times, consist of authorized but unissued Common Shares, or previously issued shares of Common Stock reacquired or held by the Company or an Affiliated Corporation equal to the maximum number of shares the Company may be required to issue as stated in
Section 5 of this Plan, and such number of Common Shares hereby is reserved for such purpose. The Committee may decrease the number of shares subject to this

Plan, but only the Board of Directors my increase such number, except as a consequence of a stock split or other reorganization or recapitalization affecting all Common Shares.

Amendment and Termination of the Plan.

                  The Committee may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the terminal date stated in Section 3 of this Plan or the date when all Plan Shares have been issued. The Committee shall have absolute discretion to amend this Plan, subject only to those limitations expressly set forth herein; however, the Committee shall have no authority to extend the term of this Plan, to increase the number of Plan Shares subject to award under this Plan or to amend the definition of "Employee" to include executive officers or directors of the Company or any Affiliated Corporation.

Delivery of Plan.

                  A copy or synopsis (for which copy the prospectus will serve) or description of this Plan shall be delivered to every person to whom an award of Plan Shares is made. The Secretary of the Company may, but is not required to, also deliver a copy of the resolution or resolutions of the Committee authorizing the award.

Liability.

                  No member of the Board of Directors, the Committee or any other committee of directors, or officers, employees or agents of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

Miscellaneous Provisions.

                  The place of administration of this Plan shall be in the State of Colorado (or subsequently, wherever the Company's principal executive offices are located), and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of the State of Colorado. Without amending this Plan, the Committee may issue Plan Shares to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws in other countries. All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.

Reorganizations and Recapitalizations or the Company.

                  (a) The shares of Common Stock subject to this Plan are shares of the Common Stock of the Company as currently constituted. If, and whenever, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Common Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Common Stock subject to this Plan shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.

                  (b) Except as expressly provided above, the Company's issuance of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to this Plan.

                  By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 2001 Employee Stock Compensation Plan of the Company.

DATED: _____________, 2001
                                     IKON VENTURES, INC.

                                     By.........................................
                                                 Authorized Officer

(SEAL)



By..............................................
      Secretary or Assistant Secretary

                               IKON VENTURES, INC.

          This Proxy is Solicited on Behalf of the Board of Directors.

         The undersigned hereby appoints Ian Rice and Steven A. Saide as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of common stock of Ikon Ventures, Inc. held of record by the undersigned on January 26, 2001, at the special meeting of shareholders to be held February 16, 2001, or at any adjournment thereof.

            The Board of Directors Recommends a Vote "FOR" Proposal 1 PROPOSAL 1 - REVERSE STOCK SPLIT

                   /_/ FOR      /_/ AGAINST      /_/ ABSTAIN

            The Board of Directors Recommends a Vote "FOR" Proposal 2 PROPOSAL 2 - APPROVAL OF 2001 EMPLOYEE STOCK COMPENSATION PLAN

                   /_/ FOR      /_/ AGAINST      /_/ ABSTAIN

            The Board of Directors Recommends a Vote "FOR" Proposal 3 PROPOSAL 3 - AMENDMENTS TO BYLAWS

                   /_/ FOR      /_/ AGAINST      /_/ ABSTAIN

         The shares represented by this proxy will be voted as directed by the shareholder. If no such direction is given, such shares will be voted "FOR" Proposals 1, 2 and 3.

 PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
        -------------

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In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

Please sign, date and return this proxy promptly, using the enclosed envelope.

                                         Date:
                                               ---------------------------------

                                         Signature
                                                   -----------------------------
                                         Signature
                                         if held jointly
                                                         -----------------------

                                         Please sign exactly as name appears.
                                         When shares are held by joint tenants,
                                         both should sign. When signing as
                                         attorney, executor, administrator,
                                         guardian or trustee, please give full
                                         title as such. If a corporation, please
                                         sign in full corporate name by
                                         President or other authorized officer.
                                         If a partnership, please sign
                                         partnership name by authorized person.